UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 11, 2009

HYPERTENSION DIAGNOSTICS, INC

(Exact name of Registrant as specified in its charter)

Minnesota	0-24635	41-1618036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2915 Waters Road, Suite 108 Eagan, Minnesota		55121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 651-687-9999

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 4.01 CHANGES IN REGISTRANT'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

Item 4.01                      Changes in Registrant’s Independent Registered Public Accounting Firm

On June 9, 2009 the Board of Directors of Hypertension Diagnostics, Inc. (the “Company”): (i) dismissed Baker Tilly Virchow Krause, LLP (formerly known as Virchow Krause and Company LLP (“Baker Tilly”), the independent registered public accounting firm previously engaged as the principal accountant to audit the Company's financial statements and (ii) approved the engagement of Carver Moquist & O'Connor, LLC (“Carver Moquist”), an independent registered public accounting firm, as the new principal accountant to audit the Company's financial statements, each effective June 9, 2009.  The decision to dismiss Baker Tilly and change the Company's independent registered public accounting firm to Carver Moquist was approved by the Company's audit committee.

Reports prepared by Baker Tilly on the financial statements of the Company as of June 30, 2008, June 30, 2007, and June 30, 2006 did not contain adverse opinions or disclaimers of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from Baker Tilly’s appointment as the Company’s independent registered accounting firm through the date of this Report, there have been no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, which if not resolved to the satisfaction of Baker Tilly, would have caused it to make reference to subject matter of the disagreements in connection with its report.  During the period from Baker Tilly’s appointment as the Company’s independent registered accounting firm through the date of this Report, there were no "reportable events", as described in 304(a)(1)(v) of Regulation S-K.

Prior to engaging Carver Moquist, the Company had not consulted Carver Moquist regarding:  (i) the application of accounting principles to a specified transaction, completed or proposed, (ii) the type of audit opinion that might be rendered on our financial statements, or (iii) any of the matters outlined in Item 304(a)(2) of Regulation S-K.

The Company provided Baker Tilly a copy of the above disclosure and requested that they furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not Baker Tilly agrees with the statements made above.  A copy of the Baker Tilly letter to the Commission is attached hereto as Exhibit 16.1.

Item 9.01              Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit                   Description
16.1	Letter regarding Change in Registrant's Independent Registered Public Accounting Firm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERTENSION DIAGNOSTICS, INC.

	By:	/s/ Mark N. Schwartz
Its Chairman of the Board
Dated: June 11, 2009		and Chief Executive Officer

Item 9.01    Financial Statements and Exhibits

Exhibit 16.1    Letter regarding Changes Registrant's Independent Registered Public Accounting Firm.

                                    BAKER TILLY

                                    Baker Tilly Virchow Krause, LLP
                                    225 S Sixth St, Ste 2300
                                    Minneapolis, MN  55402-4661
                                    tel 612 876 4500
                                    fax 612 238 8900
                                    bakertilly.com

June 11, 2009

The Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, NW
Washington, DC  20549

Dear Sirs/Madame:

We are the former Independent Registered Public Accounting Firm for Hypertension Diagnostics, Inc., (the “Company”).  We have read the Company’s current report on Form 8-K, dated June 11, 2009, and are in agreement with the statements regarding our firm as included in Item 4.01 of the Form 8-K to be filed with the Securities and Exchange Commission.  We have no basis to agree or disagree with other statements of the Company contained therein.

Yours Truly,

/s/ Baker Tilly Virchow Krause LLP
Baker Tilly, Virchow Krause, LLP

An independent member of
BAKER TILLY
INTERNATIONAL